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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 30, 2000



                           MAVERICK TUBE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                    1-10651             43-1455766
    ----------------------------       ------------      ------------------
    (State or Other Jurisdiction       (Commission         (IRS Employer
         of Incorporation)             File Number)      Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri         63017
------------------------------------------------------------      ----------
(Address of Principal Executive Offices)                          (Zip Code)



                                (314) 733-1600
                    --------------------------------------
             (Registrant's telephone number, including area code)

                                Not applicable.
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

     Attached as an exhibit to this Form 8-K is the definitive proxy statement on Schedule 14A relating to the proposed combination (the "Combination") of the businesses of Maverick Tube Corporation (the "Registrant") and Prudential Steel Ltd., which was filed with the Securities and Exchange Commission ("SEC") on August 11, 2000 (the "Proxy Statement"). The Proxy Statement is being filed under cover of this Form 8-K solely for the purpose of allowing the Registrant to incorporate by reference the Proxy Statement into a Form S-3 Registration Statement relating to certain shares of common stock of the Registrant to be issued in connection with the Combination. The Proxy Statement has not been changed or revised in any manner since its filing with the SEC.

                                       2
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

Exhibit          Description
-------          -----------

99.1 Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on August 11, 2000.

                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2000


                                MAVERICK TUBE CORPORATION


                                By:  /s/ Barry R. Pearl
                                     ------------------------------------
                                      Barry R. Pearl
                                      Vice President of Finance and Chief
                                      Financial Officer

                                       4
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                                 EXHIBIT INDEX


Exhibit        Description
-------        -----------

99.1 Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on August 11, 2000.

                                       5